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                                                       Exhibit 10.11


                               AMENDMENT TO
                       AGREEMENT AND PLAN OF MERGER
                    BY AND AMONG RALCORP HOLDINGS, INC.,
            GENERAL MILLS, INC. AND GENERAL MILLS MISSOURI, INC.


      This Amendment to Agreement and Plan of Merger is dated as of October 25, 1996 by and among Ralcorp Holdings, Inc., a Missouri corporation (the "Company"), General Mills, Inc., a Delaware corporation (the "Acquiror"), and General Mills Missouri, Inc., a Missouri corporation and a wholly-owned subsidiary of Acquiror ("Merger Sub").

      WHEREAS, the parties hereto are parties to an Agreement and Plan of Merger dated as of August 13, 1996 (the "Merger Agreement");

      WHEREAS, pursuant and subject to the terms and conditions of the Merger Agreement and the Reorganization Agreement attached thereto as Exhibit
A (the "Reorganization Agreement"), which will be entered into prior to the effective time of the merger contemplated thereby, the parties hereto have agreed to consummate the following transactions: (a) certain of the assets and liabilities of the branded cereals and branded snacks business (the "Branded Business") currently operated by the Company's wholly-owned subsidiary, Ralston Foods, Inc. ("Foods"), will be contributed by Foods to a newly-formed subsidiary (the "Branded Subsidiary"); (b) all the stock of the Branded Subsidiary will be distributed by Foods to the Company; (c) all of the shares of capital stock of a Missouri corporation to be formed as a wholly-owned subsidiary of the Company and the parent of Foods ("New Holdings") will be distributed on a pro rata basis to the Company's stockholders; and
(d) Merger Sub will be merged into the Company, with the Company as the surviving corporation; and

      WHEREAS, the parties desire to amend the Merger Agreement and the exhibits thereto (the "Transaction Documents") to reflect the following revised version of the transactions recited above: (a) the Company will form a wholly-owned Missouri subsidiary ("New Ralcorp"), into which Foods will be merged (the "Internal Merger"), with New Ralcorp as the surviving corporation; (b) the Branded Business will be contributed by New Ralcorp (as successor to Foods) to the Branded Subsidiary (the "Branded Contribution"); (c) all the stock of the Branded Subsidiary will be distributed by New Ralcorp to the Company; (d) all of the shares of the capital stock of New Ralcorp will be distributed on a pro rata basis to the Company's stockholders; and (d) Merger Sub will be merged into the Company, with the Company as the surviving corporation; and

      WHEREAS, these revisions are structural only and are not intended to affect the substantive rights or obligations of the parties to the Merger Agreement and the related agreements.

      NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in the Merger Agreement and this Amendment, the parties hereto agree as follows:



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      1. Section 2.1 of the Reorganization Agreement is hereby amended in its entirety as follows:

            2.1 INTERNAL MERGER; SPINOFF TO RALCORP. Prior to the transactions contemplated by Article III, Ralcorp shall merge Foods into New Ralcorp with New Ralcorp surviving the Internal Merger. After the Internal Merger and the transactions contemplated by Article III but prior to the Distribution Date, New Ralcorp shall distribute all of the issued and outstanding shares of capital stock of the Branded Subsidiary to Ralcorp.

      2. The parties acknowledge and agree that the Internal Merger will occur prior to the Branded Contribution. The parties further acknowledge and agree that New Ralcorp will take the place of New Holdings and, after the Internal Merger, Foods in the transactions contemplated by the Merger Agreement and the Ancillary Agreements (as defined in the Reorganization Agreement). Accordingly, the parties hereby agree that each of the Merger Agreement and the Ancillary Agreements is hereby amended to (a) substitute New Ralcorp for New Holdings in each instance, and (b) substitute New Ralcorp for Foods in each instance to the extent the context refers to Foods after the Internal Merger.

      3. The parties agree that, prior to their execution, the Ancillary Agreements will be revised to reflect the foregoing amendments and will be executed and delivered, as so revised, at the Closing.

      4. Except as expressly amended hereby, the Merger Agreement shall remain in full force and effect.


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      IN WITNESS WHEREOF, Acquiror, Merger Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.


                       GENERAL MILLS, INC.

                       By: /s/ T.J. Brown
                           ---------------------------
                       Name: T.J. Brown
                             -------------------------
                       Title: Vice President
                             -------------------------


                       GENERAL MILLS MISSOURI, INC.

                       By: /s/ T.J. Brown
                           ---------------------------
                       Name: T.J. Brown
                             -------------------------
                       Title: Vice President
                             -------------------------


                       RALCORP HOLDINGS, INC.

                       By: /s/ J.R. Micheletto
                           ---------------------------
                       Name: J.R. Michelletto
                             -------------------------
                       Title: Chief Executive Officer
                             -------------------------
                              and President



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